FEDERATED INTERNATIONAL
GROWTH FUND
(A Portfolio of Federated World Investment Series, Inc.)
Class A Shares
Class B Shares
Class C Shares
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A Supplement to the Prospectus dated January 31, 2001

Please replace the fee table under the "What Are The Fund's Fees and Expenses?" section, beginning on page 4 of the Prospectus, with the following:


WHAT ARE THE FUND'S FEES AND EXPENSES?


federated International growth fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund's Class A, Class B and Class C Shares.

Shareholder Fees                                       Class  Class  Class
                                                       A      B      C
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as   5.50%  None   None
a percentage of offering price)
Maximum Deferred Sales Charge (Load) (as a percentage 0.00% 5.50% 1.00% of original purchase price or redemption proceeds, as applicable)
Maximum Sales Charge (Load) Imposed on Reinvested      None   None   None
Dividends (and other Distributions) (as a percentage
of offering price)
Redemption Fee (as a percentage of amount redeemed,    None   None   None
if applicable)
Exchange Fee                                           None   None   None

Annual Fund Operating Expenses (Before Waivers and
Reimbursement)1
Expenses That are Deducted From Fund Assets (as a
percentage of average net assets)
Management Fee2                                        N/A    N/A    N/A
Distribution (12b-1) Fee3                              0.25%  0.75%  0.75%
Shareholder Services Fee4                              0.25%  0.25%  0.25%
Other Expenses5                                        1.16%  1.16%  1.16%
Total Annual Fund Operating Expenses                   1.66%  2.16%6 2.16%
1 Although not contractually obligated to do so, the adviser, the distributor and the shareholder services provider will waive and reimburse certain amounts. These are shown below along with the net expenses the Fund expects to pay for the fiscal year ending November
  30, 2001.
   Total Waivers and Reimbursement of Fund Expenses    0.82%  0.57%  0.57%
  Total Actual Annual Fund Operating Expenses (after   0.84%  1.59%  1.59%
  waivers and reimbursement )
2 Because the Fund does not invest in individual securities at the present time, it pays the adviser no management fee. The management fee is contingent upon the grant of certain exemptive relief from the SEC. If the Fund were paying or accruing the management fee, the Fund would be able to pay up to 1.25% of its average daily net assets which are invested in individual stocks, bonds or money market instruments, and not on those assets invested in the underlying funds. The Fund may also charge an asset allocation fee of 0.20% of its average daily net assets invested in shares of the underlying funds. The Fund has no present intention of paying or accruing the asset allocation fee during the fiscal year ending November 30, 2001.
3 Class A Shares have no present intention of paying or accruing the distribution (12b-1) fee during the fiscal year ending November 30, 2001.
4 The shareholder services fee will be voluntarily waived. This anticipated voluntary waiver can be terminated at any time. The shareholder services fee to be paid by the Fund's Class A, Class B and Class C Shares (after the anticipated voluntary waiver) will be 0.00% for the fiscal year ending November 30, 2001.
5 The adviser will voluntarily reimburse certain operating expenses of the Fund. The adviser can terminate this anticipated voluntary reimbursement at any time. Total Other Expenses to be paid by the Fund (after the anticipated voluntary reimbursement) will be 0.84% for the fiscal year ending November 30, 2001.
6 After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on the 15th of the month. Class A Shares pay lower operating expenses than Class B Shares.


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Example

This Example is intended to help you compare the cost of investing in the Fund's Class A, B, and C Shares with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund's Class A, B, and C Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund's Class A, B, and C Shares operating expenses are before waivers and reimbursement as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

Share Class               1       3 Years    5        10
                           Year               Years     Years
Class A
Expenses assuming          $709    $1,045    $1,403    $2,407
redemption
Expenses assuming no       $709    $1,045    $1,403    $2,407
redemption
Class B
Expenses assuming          $769    $1,076    $1,359    $2,366
redemption
Expenses assuming no       $219      $676    $1,159    $2,366
redemption
Class C
Expenses assuming          $319      $676    $1,159    $2,493
redemption
Expenses assuming no       $219      $676    $1,159    $2,493
redemption


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                                                            May 29, 2001








Cusip 31428U813
Cusip 31428U797
Cusip 31428U789
26495(05/01)